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                                                                   EXHIBIT 10.14


                              SECURITY AGREEMENT


     SECURITY AGREEMENT (this "Agreement"), dated as of December 20, 2000, made by OMEGA SHIPYARD, INC., a Delaware corporation, OMEGA NETS, INC., a Delaware corporation, PROTEIN FINANCE COMPANY, a Delaware corporation, PROTEIN OPERATING COMPANY, a Delaware corporation, PROTEIN SECURITIES COMPANY, a Delaware corporation and PROTEIN (U.S.A.) COMPANY, a Delaware corporation (each a "Pledgor" and, collectively, "Pledgors"), in favor of BANK OF AMERICA, N.A., a national banking association, located at 901 Main Street, 6th Floor, Dallas, Texas 75202 (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Loan and Security Agreement (as the same may be amended, modified and/or restated from time to time, the "Loan Agreement"), dated as of the date hereof between OMEGA PROTEIN CORPORATION, a Delaware corporation, and OMEGA PROTEIN, INC., a Virginia corporation (collectively, "Borrowers"), and Bank, Bank has agreed, subject to the terms and conditions set forth therein, to make loans to Borrowers from time to time in the principal amounts set forth therein;

     WHEREAS, Bank is willing to make loans under the Loan Agreement but only upon the condition, among others, that Pledgors shall have executed and delivered to Bank, for the benefit of Bank, this Agreement;

     WHEREAS, each Pledgor has determined and acknowledges that as the result of the consummation of the transactions contemplated by the Loan Agreement, such Pledgor will receive, directly or indirectly, reasonably equivalent value for entering into this Security Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, Pledgors agree with Bank as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in the Loan Agreement and the following terms shall have the meaning indicated:

          "Code" means the Uniform Commercial Code as the same may from time to time be in effect in the State of Texas and of any other state to the extent the laws of the State of Texas require application of the same.

          "Accounts", "Inventory", "Equipment", "Fixtures," "Financial Assets," "Goods", "General Intangibles", "Instruments", "Documents", "Investment Property" and "Chattel Paper" shall each have the meaning given to such term in Chapter 9 of the Code.
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          "Guaranty" shall mean that certain Unlimited Guaranty dated as of the date hereof executed by Pledgors for the benefit of Bank with respect to the Secured Obligations.

     2. Assignment and Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of the Secured Obligations and each Pledgor's obligations under the Guaranty and in order to induce Bank to enter into the Loan Agreement and make loans thereunder, each Pledgor grants to Bank, for Bank's benefit, a continuing first priority security interest in all of such Pledgor's Accounts, Inventory, Equipment, Fixtures, Financial Assets, Goods, General Intangibles, Instruments, Documents, Investment Property and Chattel Paper, whether now owned or hereafter acquired, whether now existing or hereafter created or arising and wherever located, and all proceeds and products of any of the foregoing (all of the foregoing is referred to herein as the "Collateral").

     3. Representations and Warranties. Each Pledgor hereby represents and warrants to Bank as follows:

          (a) No security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any part of the Collateral is on file or of record in any public office, except such as may have been filed by such Pledgor in favor of Bank pursuant to this Agreement or except such as will be terminated in conjunction with the financing contemplated by the Loan Agreement.

          (b) As of the date hereof, this Agreement constitutes a valid and continuing first lien on and security interest in the Collateral and, upon the filing of an appropriate financing statement in the appropriate jurisdiction, will constitute a first perfected security interest in the Collateral in such jurisdiction with respect to the Collateral in which a security interest may be perfected by central filing pursuant to the Code, in favor of Bank prior to all other liens. All action necessary or desirable, other than the filing of a financing statement, to protect and perfect such security interest in the Collateral has been duly taken.

          (c) Such Pledgor has the unqualified right to enter into this Agreement and perform its terms.

          (d) Such Pledgor shall promptly notify Bank in writing of any suit, action or proceeding brought against such Pledgor relating to, concerned with or affecting the Collateral and shall, on request, deliver to Bank a copy of all pleadings, papers, orders or decrees theretofore and thereafter filed in any such suit.

     4. Covenants. Each Pledgor covenants and agrees with Bank that from and after the date of this Agreement and until the Secured Obligations are fully satisfied:

          (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the reasonable request of Bank, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Bank may reasonably deem

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     desirable to obtain the full benefits of this Agreement and the rights herein granted, including, without limitation, the filing of any financing or continuation statements under the Code in effect in any jurisdiction with respect to the liens and security interests granted hereby. Such Pledgor also hereby authorizes Bank to file any such financing or continuation statement without the signature of such Pledgor to the extent permitted by applicable law. If any amount payable under or in connection with the Collateral, or any part thereof, shall be or become evidenced by any promissory note or other Instrument, such note or Instrument shall be immediately pledged to Bank hereunder, and shall be duly endorsed in a manner satisfactory to Bank and delivered to Bank.

          (b) Indemnification. In any suit, proceeding or action brought by Bank relating to the Collateral, Pledgors will, jointly and severally, save, indemnify and keep Bank harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the defendant therein, arising out of a breach by any Pledgor of any obligation or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such defendant or its successors from any Pledgor, and all such obligations of any Pledgor shall be and remain enforceable only against Pledgors and shall not be enforceable against Bank.

          (c) Continuous Perfection. Such Pledgor will not change its name or identity in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of
     Section 9.402 of the Code (or any other then applicable provision of the Code) unless such Pledgor shall have given Bank at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Bank to amend such financing statement or continuation statement so that it is not seriously misleading.

          (d) No Liens. Such Pledgor will not create, grant or suffer to exist any liens or security interests in any of the Collateral other than the security interests granted for the benefit of Bank.

     5. Survival of Representations and Warranties. All representations and warranties of Pledgors herein shall survive the date hereof and shall be deemed to have been made continuously, except that representations and warranties made as of a specific date shall have been true and correct as of such date.

     6. Remedies. Bank shall have all of the rights and remedies provided for in this Agreement, the rights and remedies granted a secured party in the Code, and any and all of the rights and remedies at law and in equity, all of which shall be deemed cumulative.

     7. Filing as Financing Statement. This Agreement may be presented to filing officers for recordation as a financing statement or other document evidencing the security interest created hereunder.

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     8.   Duration.  Notwithstanding anything to the contrary contained herein, this Agreement shall continue in full force and effect until all Secured Obligations have been indefeasibly paid in full.

     9.   Benefit.   This Agreement shall be binding upon and inure to the
benefit of Pledgors and Bank and their respective successors and assigns; provided, however, no Pledgor may assign any of its obligations hereunder.

     10. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas other than its conflicts of laws principles.

     IN WITNESS WHEREOF, Pledgors have executed and delivered this Security Agreement on the date first set forth above.

                              PLEDGORS:

                                      OMEGA SHIPYARD, INC.

1717 St. James Place, Suite 550       By:
Houston, Texas 77056                  Name:
                                      Title:


                                      OMEGA NETS, INC.

1717 St. James Place, Suite 550       By:
Houston, Texas 77056                  Name:
                                      Title:

                                      PROTEIN FINANCE COMPANY

1717 St. James Place, Suite 550       By:
Houston, Texas 77056                  Name:
                                      Title:

                                      PROTEIN OPERATING COMPANY

1717 St. James Place, Suite 550       By:
Houston, Texas 77056                  Name:
                                      Title:

                                      PROTEIN SECURITIES COMPANY

1717 St. James Place, Suite 550       By:
Houston, Texas 77056                  Name:
                                      Title:

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                                      PROTEIN (U.S.A.) COMPANY

1717 St. James Place, Suite 550       By:
Houston, Texas 77056                  Name:
                                      Title:

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